UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 24, 2022 (June 23, 2022)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083		62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

535 Marriott Drive	Nashville	Tennessee	37214
(Address of Principal Executive Offices)			(Zip Code)

(615) 367-7000

Registrant's telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 5.07.submission of matters to vote of security holders.

The Annual Shareholders’ Meeting of Genesco Inc. (the “Company”) was hosted virtually on June 23, 2022, from the Company’s corporate headquarters in Nashville, Tennessee. Shares representing a total of 13,728,784 votes were outstanding and entitled to vote. At that meeting, the Company’s shareholders voted on the matters set forth below.

Election of Directors

The Company’s shareholders elected all nine persons nominated for election as directors until the next annual meeting of the shareholders and until their successors are elected and qualified as set forth in the Company’s proxy statement dated May 13, 2022. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Votes
Joanna Barsh	10,887,105	917,273	446,920
Matthew C. Diamond	10,742,095	1,062,283	446,920
John F. Lambros	11,094,386	709,992	446,920
Thurgood Marshall, Jr.	10,978,751	825,627	446,920
Angel R. Martinez	11,621,473	182,905	446,920
Kevin P. McDermott	11,072,548	731,830	446,920
Mary E. Meixelsperger	11,734,826	69,552	446,920
Gregory A. Sandfort	11,096,670	707,708	446,920
Mimi E. Vaughn	11,572,726	231,652	446,920

Non-Binding, Advisory Vote on the Company’s Executive Compensation

The Company’s shareholders voted upon a non‑binding, advisory proposal to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Shareholders’ meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
8,799,056	2,996,824	8,498	446,920

Approval of Articles of Amendment to the Company’s Restated Charter

The Company’s shareholders voted upon and approved articles of amendment to the Company’s Restated Charter to implement a majority voting standard for the election of directors in uncontested elections. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
11,762,740	7,834	33,804	446,920

Ratification of Independent Accountants

The Company’s shareholders voted upon and approved the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year. The votes on this proposal were as follows:

For	Against	Abstain
11,912,165	335,445	3,688

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: June 24, 2022	By:	/s/ Scott E. Becker
	Name:	Scott E. Becker
	Title:	Senior Vice President , Corporate Secretary and General Counsel